NEWS RELEASE DATE: August 27, 2018 CONTACT: Dan Lombardo, InvenTrust Properties Corp. 630-570-0605 or dan.lombardo@inventrustproperties.com InvenTrust Properties Corp. Announces CFO & CIO Transition * Michael Podboy to Step Down as Chief Financial Officer & Chief Investment Officer to Pursue Other Opportunities Downers Grove, Ill. – InvenTrust Properties Corp. (“InvenTrust” or the “Company”) today announced that Michael Podboy has informed the Company’s Board of Directors of his intention to resign his positions as Executive Vice President, Chief Financial Officer, Chief Investment Officer and Treasurer to pursue other opportunities outside the Company. Effective immediately, Adam M. Jaworski, InvenTrust’s Senior Vice President, Chief Accounting Officer, will assume the role of the Company’s Interim Principal Financial Officer. “Michael has made numerous contributions to InvenTrust over the course of his career and has been instrumental in furthering our strategy and shaping our asset base and balance sheet," said Thomas McGuinness, President and CEO of InvenTrust. “On behalf of the board and management team, I thank Michael for his leadership over the past 11 years and wish him well in his future endeavors.” Mr. Podboy said, “I am proud of what InvenTrust has accomplished and the progress we have made as a company during my tenure. I wish InvenTrust future success and believe that the Company is positioned to achieve its strategic and financial goals.” InvenTrust has initiated a search for a new CFO and will retain an executive search firm to assist with that process. The Company also noted that Mr. Podboy’s departure is not based on any disagreement with the Company or the Board regarding any matter related to the Company’s accounting principles or practices, or financial statement disclosures. About InvenTrust Properties Corp. InvenTrust Properties Corp. is a pure-play retail company with a focus on acquiring grocery-anchored open-air centers in key growth markets with favorable demographics. This disciplined acquisition strategy, along with our innovative and collaborative property management approach, ensures the success of both our tenants and business partners and drives net operating income growth for the Company. InvenTrust became a self-managed REIT in 2014 and a GRESB member in 2018. As of June 30, 2018, the company is an owner and manager of 78 retail properties, representing 13.9 million square feet of retail space. {7606066:2 }

Forward-Looking Statements Disclaimer Forward-Looking Statements in this press release, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, plans or predictions of the future and are typically identified by words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations. For further discussion of factors that could materially affect the outcome of our forward-looking statements and our future results and financial condition, see our filings with the securities and Exchange Commission (“SEC”), including the Risk Factors included in our most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the SEC. InvenTrust intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this press release. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. {7606066:2 }